EXHIBIT 99 (a)

          EARNINGS PRESS RELEASE OF CITIZENS SOUTH BANKING CORPORATION

                  CITIZENS SOUTH BANKING CORPORATION ANNOUNCES
                  EARNINGS FOR THE QUARTER ENDED MARCH 31, 2004

      GASTONIA, NC, April 19, 2004 --- Citizens South Banking Corporation (Nasdaq: CSBC), the holding company for Citizens South Bank, announced earnings for the quarter ended March 31, 2004, of $971,000, or $0.12 per diluted share, compared to $1,207,000, or $0.14 per diluted share, for the quarter ended March 31, 2003.

      The reduction in earnings from our record first quarter earnings of 2003 was primarily the result of a lower level of net interest income resulting, in part, from a decrease in the prime interest rate and from a lower level of outstanding residential mortgage loans. The Company experienced positive growth in its other loan portfolios. Commercial mortgage, business, and consumer loans increased by $14.2 million, or 18.4%, from March 31, 2003, to March 31, 2004. In addition, nonperforming assets improved from 0.16% of total assets as of March 31, 2003, to 0.10% of total assets as of March 31, 2004, and nonperforming loans remain well below industry peers at 0.17% of total loans at the end of the first quarter of 2004.

      Deposits also continued to grow from the previous year with the strongest growth coming in core (non-time) deposit accounts which increased by $8.7 million, or 6.9%, year over year. Total deposits increased by $6.7 million, or 1.9%, from March 31, 2003, to March 31, 2004.

      Noninterest income during the comparable quarters increased 19.3% from $1.1 million to $1.3 million, and noninterest expense increased 14.5% from $2.8 million to $3.2 million. These increases were largely the result of expenses associated with implementing a recognition and retention plan and a corresponding gain on the sale of investments utilized as funding for this plan.

      Kim S. Price, President and CEO, commented, "We are delighted to be able to continue to report very positive commercial loan, deposit, and asset quality trends. The recent positive economic news, we believe, will provide additional stimulus to increase outstanding commercial and consumer loans and curb residential mortgage prepayments, both of which are positive developments for our Company."

      Citizens South Bank was founded in Gastonia, North Carolina, in 1904 and is celebrating its 100th anniversary. The Bank has almost $500 million in assets and ten full-service offices located in three North Carolina counties - Gaston, Rowan, and Iredell.

      This news release contains certain forward-looking statements, which are subject to risks and uncertainties. A number of factors could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's reports filed from time to time with the Securities and Exchange Commission, including the Company's Form 10-K for the year ended December 31, 2003, describe some of these factors. Forward-looking statements speak only as of the date they are made and the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date of the forward-looking statements or to reflect the occurrence of unanticipated events.

                                 (Tables Follow)
                                      # # #

Citizens South Banking Corporation
Selected Financial Information
(dollars in thousands, except per share data)

----------------------------------------------------------------------------------------------------------------------------------

                                                          Quarter ended     Quarter ended       Year ended          Year ended
                                                          March 31, 2004    March 31, 2003   December 31, 2003   December 31, 2002

----------------------------------------------------------------------------------------------------------------------------------
Income Statement Data:
Interest income .....................................       $    5,155        $    5,903        $   21,969          $   24,716
Interest expense ....................................            1,871             2,328             8,732              10,195
                                                            ----------        ----------        ----------          ----------
Net interest income .................................            3,284             3,575            13,237              14,521
Provision for loan losses ...........................               30                15                60                 225
                                                            ----------        ----------        ----------          ----------
Net int. income after provision for loan losses .....            3,254             3,560            13,177              14,296
Noninterest income ..................................            1,293             1,084             5,561               4,121
Noninterest expense .................................            3,164             2,763            13,891              11,381
                                                            ----------        ----------        ----------          ----------
Income before income taxes ..........................            1,383             1,881             4,847               7,036
Income tax expense ..................................              412               674             1,456               2,528
                                                            ----------        ----------        ----------          ----------
Net income ..........................................       $      971        $    1,207        $    3,391          $    4,508

Per Share Data:
Basic net income ....................................       $     0.12        $     0.14        $     0.39          $     0.51
Diluted net income ..................................             0.12              0.14              0.39                0.51
Cash dividends declared .............................            0.065              0.06              0.24                0.16
Period-end book value ...............................            10.13             10.68             10.11               10.64

Financial Ratios:
Return on average stockholders' equity ..............             4.48%             5.00%             3.61%               7.61%
Return on average assets ............................             0.79              0.97              0.68                0.98
Efficiency ratio ....................................            73.82             59.26             78.16               61.11
Net interest margin .................................             2.68              2.88              2.67                3.17
Average equity to average assets ....................            17.72             19.41             18.96               12.93

Asset Quality Data:
Allowance for loan losses ...........................       $    2,998        $    3,000        $    2,969          $    2,995
Nonperforming loans .................................              513               570               529                 516
Nonperforming assets ................................              537               810               674               1,823
Allowance for loan losses to total loans ............             0.99%             0.98%             0.97%               0.97%
Nonperforming loans to total loans ..................             0.17              0.19              0.18                0.17
Nonperforming assets to total assets ................             0.10              0.16              0.14                0.37

Average Balances:
 Total assets .......................................       $  489,638        $  496,746        $  495,198          $  458,316
 Loans receivable, gross ............................          296,075           299,144           297,517             320,505
 Interest-earning assets ............................          439,679           453,110           450,826             416,748
 Deposits ...........................................          342,912           337,799           328,722             337,422
 Interest-bearing liabilities .......................          382,963           374,869           379,960             381,664
 Stockholders' equity ...............................           86,777            96,648            93,873              59,243
 Common shares outstanding, basic ...................        8,268,233         8,757,664         8,623,838           8,767,982
 Common shares outstanding, diluted .................        8,314,285         8,920,531         8,762,545           8,870,054

At Period End:
 Total assets .......................................       $  494,680        $  501,216        $  495,751          $  492,873
 Loans receivable, gross ............................          301,898           306,340           304,615             308,408
 Interest-earning assets ............................          438,513           457,433           448,401             456,611
 Deposits ...........................................          350,520           343,865           342,446             340,862
 Interest-bearing liabilities .......................          389,616           383,287           388,434             377,234
 Stockholders' equity ...............................           85,434            96,795            87,669              96,383

Other Data:
Amortization of core deposit intangible .............       $       78        $      126        $      404          $      963
Net gain / (loss) on sale of assets .................              290                 4             1,022                 105
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

Citizens South Banking Corporation
Consolidated Statements of Financial Condition
(dollars in thousands)

                                                                                    March 31,       December 31,
                                                                                      2004              2003
                                                                                    ---------       ------------
                                                                                   (unaudited)
  ASSETS

Cash and due from banks .....................................................       $   6,273        $   5,374
Interest-earning bank balances ..............................................          20,499            2,840
                                                                                    ---------        ---------
   Cash and cash equivalents ................................................          26,772            8,214
Investment securities available-for-sale, at fair value .....................          49,248           56,233
Mortgage-backed securities available-for-sale, at fair value ................          78,998           89,168
Loans receivable, net unearned income .......................................         296,238          297,995
Allowance for loan losses ...................................................          (2,998)          (2,969)
Real estate acquired through foreclosure, net ...............................              24              145
Accrued interest receivable .................................................           1,742            1,943
Premises and equipment, net .................................................          16,019           14,939
Federal Home Loan Bank stock, at cost .......................................           2,550            2,915
Bank owned life insurance ...................................................          12,452           12,317
Intangible assets ...........................................................           7,874            7,985
Other assets ................................................................           5,761            6,866
                                                                                    ---------        ---------

   Total assets .............................................................       $ 494,680        $ 495,751
                                                                                    =========        =========

  LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Noninterest-bearing demand accounts .........................................       $  12,062        $  12,906
Checking accounts ...........................................................          35,369           30,780
Money market deposit accounts ...............................................          51,725           48,189
Savings accounts ............................................................          35,182           36,754
Time deposits ...............................................................         216,182          213,817
                                                                                    ---------        ---------
   Total deposits ...........................................................         350,520          342,446
Borrowed money ..............................................................          52,119           58,981
Deferred compensation .......................................................           5,629            6,165
Other liabilities ...........................................................             978              490
                                                                                    ---------        ---------
   Total liabilities ........................................................         409,246          408,082

Stockholders' Equity:
Common stock issued and outstanding, $0.01 par value, 20,000,000 shares
   authorized, 9,062,727 issued and outstanding in 2004 and 2003 ............              91               91
Additional paid-in-capital ..................................................          68,280           68,280
Unallocated common stock held by Employee Stock Ownership Plan ..............          (1,933)          (1,979)
Unearned compensation related to Recognition and Retention Plan .............          (1,793)          (1,979)
Retained earnings, substantially restricted .................................          29,280           28,824
Accumulated unrealized gain on securities available-for-sale, net of tax ....             337              (40)
Treasury stock of 631,343 shares at March 31, 2004, and 392,414
   shares at December 31, 2003 ..............................................          (8,828)          (5,528)
                                                                                    ---------        ---------
Total stockholders' equity ..................................................          85,434           87,669
                                                                                    ---------        ---------

Total liabilities and stockholders' equity ..................................       $ 494,680        $ 495,751
                                                                                    =========        =========

Citizens South Banking Corporation
Consolidated Statements of Operations
(in thousands, except per share data)

                                                                       Three Months
                                                                      Ended March 31,
                                                                ---------------------------
                                                                   2004             2003
                                                                ----------       ----------
                                                                (unaudited)      (unaudited)
Interest Income
Loans receivable ........................................       $    3,872       $    4,469
Investment securities ...................................              485              418
Interest-bearing deposits ...............................               20               88
Mortgage-backed and related securities ..................              778              928
                                                                ----------       ----------
  Total interest income .................................            5,155            5,903

Interest Expense
Deposits ................................................            1,426            1,741
Borrowed funds ..........................................              445              587
                                                                ----------       ----------
Total interest expense ..................................            1,871            2,328
                                                                ----------       ----------

Net interest income .....................................            3,284            3,575
Provision for loan losses ...............................               30               15
                                                                ----------       ----------

  Net interest income after provision for loan losses ...            3,254            3,560

Noninterest Income
Fee income on deposit accounts ..........................              603              557
Fee income on mortgage banking activities ...............               69              247
Dividends on Federal Home Loan Bank stock ...............               23               31
Commissions on sale of financial products ...............               27               31
Gain on sale of assets ..................................              290               14
Other noninterest income ................................              281              204
                                                                ----------       ----------
  Total noninterest income ..............................            1,293            1,084

Noninterest Expense
Compensation and benefits ...............................            1,810            1,519
Occupancy and equipment expense .........................              376              325
Federal deposit insurance premiums ......................               14               16
Professional services ...................................              131              121
Data processing expense .................................               20               21
Advertising and promotions ..............................              130               72
Amortization of core deposit intangible .................               78              126
Loss on sale of assets ..................................                0               10
Other noninterest expenses ..............................              605              553
                                                                ----------       ----------
  Total noninterest expense .............................            3,164            2,763

Income before income taxes ..............................            1,383            1,881

Provision for income taxes ..............................              412              674
                                                                ----------       ----------

Net income ..............................................       $      971       $    1,207
                                                                ==========       ==========

Basic earnings per share ................................       $     0.12       $     0.14
Diluted earnings per share ..............................       $     0.12       $     0.14

Basic average common shares outstanding .................        8,268,233        8,757,664
Diluted average common shares outstanding ...............        8,314,285        8,920,531
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